Connected Together

for a **strong** energy future



2024 First Quarter Financial Update

MGE ENERGY®

Disclaimer

This presentation contains summarized information concerning MGE Energy, Inc. ("MGE Energy") and its subsidiaries (principally Madison Gas and Electric Company ("MGE")) and MGE Energy's consolidated business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional information on MGE Energy and its subsidiaries, see MGE Energy's Annual Report on Form 10-K for the year ended December 31, 2023 (the "2023 Form 10-K") as updated by its Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (the "March 31, 2024 Form 10-Q") filed with the Securities and Exchange Commission (the "SEC"), as well as MGE Energy's other filings with the SEC from time to time. The 2023 Form 10-K, the March 31, 2024, Form 10-Q and other SEC filings are available at the SEC's web site at sec.gov and on MGE Energy's web site at mgeenergy.com. Information contained on MGE Energy's web site (including any such information referred to herein) shall not be deemed incorporated into, or to be a part of, this presentation.

This document does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of MGE Energy, Inc., or Madison Gas and Electric Company. A registration statement relating to the common stock of MGE Energy, Inc., has been declared effective by the Securities and Exchange Commission. Any offering of such common stock is being made solely by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from MGE Energy, Inc., at 133 South Blair Street, Madison, Wisconsin 53703, attention: Shareholder Services, telephone no. (800) 356-6423.

Cautionary Note – Forward Looking Information

All statements in this presentation, other than historical facts, are forward-looking statements (including but not limited to forecasted capital expenditures, expected in-service dates and carbon dioxide projections) that involve risks and uncertainties that are subject to change at any time. Such statements are based upon management's assumptions, expectations and estimates at the time they are made. Specifically, the forecasted capital expenditures are based upon management's assumptions with respect to future events, including the timing and amount of expenditures associated with compliance with environmental compliance initiatives, legislative and regulatory initiatives, customer demand and support for electrification and renewable energy resources, energy conservation initiatives, load growth, the timing of any required regulatory approvals and the adequacy of rate recovery. Additionally, the expected in-service dates are forward looking and therefore subject to significant business, economic, operational and regulatory uncertainties and contingencies, many of which are beyond the control of the company and are based upon assumptions with respect to future decisions, which are subject to change. Various factors could cause actual results, capital expenditures, in-service dates or carbon reduction to be significantly different than those contemplated, estimated or projected in forward-looking statements - especially as they relate to economic conditions, future load growth, revenues, expenses, capital expenditures, financial resources, regulatory matters, and the scope and expense associated with future environmental regulation. Those factors include the assumptions and factors referred to in the statements themselves as well as risk factors described in our 2023 Form 10-K and other reports filed with the SEC. We caution investors that these forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those projected, expressed, or implied. MGE Energy undertakes no obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date as of which any forward-looking statement is made, except as required by law.

Company Mission and Values

MGE Energy is the parent company of Madison Gas and Electric Company (MGE). MGE is ***your community energy company***, committed to engaging with our customers in different ways to meet their needs and to providing safe, reliable, affordable and sustainable energy to power our communities. Your community energy company is investing in a more sustainable future for the benefit of all our customers, investors and employees.

Safety

Safety is a core value at MGE. The safety of our employees, customers and communities is our top priority.

Reliability

We invest in our people and in our systems to help ensure top-ranked energy reliability that helps to maintain the economic health and vitality of the communities we serve.

Sustainability

With a commitment to transparency, accountability and continuous improvement, we take a holistic and proactive approach to sustainable practices companywide.

Equity

We are committed to equity and inclusion in our service to our customers, in our workplace and in our broader community, and we value diverse perspectives, ideas, cultures and backgrounds.

Engagement

We are dedicated to engagement, partnership and collaboration to best serve our customers and the broader community.

Company Highlights

DIVERSIFIED CUSTOMER BASE AND REVENUE PROFILE

Resilient Revenue Stream and Customer Base

- Electric service to ~163,000 customers located in the city of Madison and adjacent areas
  - 87% residential; 13% commercial or industrial
  - Accounts for ~71% of regulated revenue
- Natural gas to ~176,000 customers
  - 90% residential; 10% commercial or industrial
  - Accounts for ~29% of regulated revenue

REGULATED, HIGHLY VISIBLE GROWTH

Historical 5-Year EPS CAGR of 6%, Regulated PPE(1) CAGR of ~7%

- Forecasted capital investment of ~$1.2B from 2024 through 2028(3)
- 48 consecutive years of dividend increases
- Premium service territory with constructive regulation
- Forward-looking test years
- Ability to work cooperatively with large customers to tailor a local renewable energy solution

STRONG FINANCIAL PROFILE

Stable Earnings Growth with Strong Balance Sheet

- Predominantly regulated earnings
- Strong liquidity and cash position
- Conservative financial policies that are designed to achieve strong credit quality
- MGE's Credit Ratings(2)
  - S&P: AA- (Stable)
  - Moody's: Aa2 Secured (Stable)
    A1 Unsecured (Stable)

SUBSTANTIAL SUSTAINABLE INVESTMENT

Seeking Net-Zero Carbon Electricity by 2050(3)

- Targeting carbon reduction of ≥80% from 2005 levels by 2030
- Plan to eliminate coal as energy source by end of 2032
- Decarbonizing generation fleet by transitioning to clean energy, such as wind and solar
- Electrifying transportation

(1) Property, plant, and equipment, net
(2) A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.
(3) Information on this slide contains statements that are forward looking statements that involve risks and uncertainties that are subject to change at any time. See Cautionary Note Regarding Forward Looking Information.

Earnings and Dividends Growth



Diluted Earnings Per Share
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
2018
2019
2020
2021
2022
2023
5-Year Compound Annual Growth Rate (CAGR): 6.0%



Dividends Per Share
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
2018
2019
2020
2021
2022
2023
5-Year Compound Annual Growth Rate (CAGR): 4.8%

Focused on Sustainability and Reliability



Projected Capital Expenditures
$300
$250
$200
$150
$100
$50
$0
$ millions
$214
$225
$232
$257
$243
$101
$102
$114
$146
$132
$113
$123
$118
$111
$111
2024
2025
2026
2027
2028
Other Capital Expenditures, including Electric and Gas Distribution
Generation Directly Supporting Carbon Reduction Goals

- See Cautionary Note Regarding Forward-Looking Information at the beginning of this presentation.
- Capital expenditures for generation supporting carbon reduction goals include approximately $24 million related to the purchase an additional 25 MW of capacity of the West Riverside natural gas-fired generating plant, which received PSCW approval on April 3, 2024 and is expected to close later this year.
- Forecasted and actual capital expenditures do not include AFUDC. Forecasted capital expenditures include future projects which will require MGE to request and obtain approval from the PSCW.

Expanding Clean Energy Portfolio

In Progress				
Project	**Investment ($M)**	**Ownership Interest**	**Nameplate (MW)**	**Estimated In-Service Date**
Paris Solar-Battery	$61[a]	10%	20 Solar/ 11 Battery	2024 Solar/ 2025 Battery
Darien Solar [b]	$48[a]	10%	25	2024
Koshkonong Solar [b]	$65[a]	10%	30	2026
High Noon Solar [c][d]	$65	10%	30	2026

(a) MGE received PSCW approval to recover 100% AFUDC
(b) As part of its order, the PSCW approved battery capacity at these projects, which are no longer included in the current estimate. MGE will continue to evaluate timing, cost and feasibility of the installation of batteries.
(c) Project seeking regulatory approval
(d) Seeking approval of 16.5 MWs of battery capacity that is not included in the capital plan. Final implementation of batteries TBD.

MGE ENERGY

Transition Toward Cleaner Energy

Track Record of Accelerating Pace of Decarbonization

MGE's clean energy transition has reduced emissions while maintaining top-ranked electric reliability, strengthening key infrastructure, and providing affordable power to customers.

- **2015:** Energy 2030 framework introduced with goal to reduce carbon emissions 40% by 2030
- **2019:** Target of net-zero carbon electricity by 2050 announced
- **2020:** Expected carbon reductions updated to at least 65% by 2030
- **2022:** Energy 2030 goal updated to at least 80% carbon reduction by 2030

Foundational Objectives in MGE's Energy 2030 Framework

- Transition MGE to a more environmentally sustainable energy supply
- Provide customers with options they want today and in the future
- Help customers use energy efficiently and manage future costs
- Provide dynamic electric grid, enabling and integrating new energy technologies
- Deepen engagement with community; ensure all customers benefit from new technologies.

Strategies for Deep Decarbonization

- Grow MGE's use of renewable energy and eliminate coal as an energy source
- Further engage customers in energy efficiency
- Electrify transportation and other end uses

Net·Zero
CARBON ELECTRICITY BY 2050

CO_2

Carbon reductions

39%	**reduction in carbon emissions since 2005**
BY **2030**	**at least 80% reduction in carbon consistent with global climate science**
BY **2050**	**net-zero carbon electricity**

39% reduction in carbon emissions since 2005 is a December 31, 2022 benchmark.

Plan to Eliminate Coal-Fired Generation

Retiring the coal-fired Columbia Energy Center

In 2022, the target retirement date for both units at the Columbia Energy Center was updated to June 2026. The revised retirement date reflects tight energy supply conditions in the Midwest power market and supply chain issues that likely will delay commercial operation of renewable energy projects.

- MGE owns 19% of the facility (211 MW)
- Retirement will eliminate ~2/3 of MGE's ownership of coal-fired generation capacity

Enhancing fuel flexibility at Elm Road Generating Station

MGE, along with co-owner WEC Energy Group, has announced its plan to enhance fuel flexibility at the Oak Creek (Elm Road) Power the Future units, pending approvals.

- MGE owns 8.33% of the facility (106 MW)
- Elm Road units are expected to be fully transitioned away from coal by end of 2032
- Elm Road repowering will eliminate coal-fired generation from MGE's portfolio of owned resources


Ongoing transition from coal
2026
planned retirement of Columbia Energy Center
2030
coal as backup fuel at Elm Road Generating Station
2032
coal-fired generation eliminated from portfolio

MGE continues to evaluate additional investments in cost-effective, clean energy projects to maintain its top-ranked electric reliability and to achieve its carbon reduction goals.

MGE ENERGY

Transmission Investment Outlook

- ✓ MGE Energy anticipates material transmission investment opportunities later this decade through ATC.
  - MGE Energy holds 3.6% equity ownership interest in ATC.
- ✓ ATC projects new capital expenditures peaks in 2024 and beyond, with 2024-2028 projected investment of ~$5 billion driven by generator interconnections, asset renewal, and MISO Long Range Transmission Plan (LRTP).
- ✓ MISO LRTP Tranche 1 Portfolio proposal addresses needs across the MISO Midwest region and would be incremental to ATC's base case maintenance and interconnection capital expenditures.
  - Represents ~$900 million investment opportunity for ATC.
  - Projected to begin in 2025 and occur primarily in the last few years of this decade.
  - Tranche 1 projects would be incremental to ATC's base case maintenance and interconnection expenditures.
  - Tranche 2 planning is underway.



ATC Projected Capital Expenditures
($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$636
$867
$1,147
$1,187
$1,152
2024
2025
2026
2027
2028

Note: Projected capital expenditures are from ATC LLC forecasts available via www.atcllc.com/oasis-directory. Projected ATC capital expenditures reflect the 2022 generator interconnections queue. Does not include pending affected system impact studies, future generator interconnection queues, or LRTP Tranche 2. Capital investments by ATC are expected to be funded through a combination of internally generated cash flow, debt, and investor contributions. As opportunities arise, MGE Energy plans to make additional investments in ATC through voluntary capital calls based upon its pro rata equity ownership interest in ATC.

MGE ENERGY

Natural Gas Distribution – Methane Emissions Reduction

Building upon our long-standing commitment to providing affordable, sustainable energy, MGE has set a goal to achieve Net-Zero Methane Emissions from its natural gas distribution system by 2035.

- MGE is working to reduce overall emissions from its natural gas distribution system cost-effectively as quickly as possible.
- If MGE can accelerate plans to achieve net-zero methane emissions from its natural gas system through the evolution of new technologies, it will.

Natural gas continues to be a critical resource for meeting reliable, efficient, and affordable energy needs. About half of U.S. households use natural gas for heating.

- In 2022, MGE completed an in-depth analysis and inventory of GHG emissions associated with the purchase and distribution of natural gas and other sources, such as indirect emissions from gas usage by our customers.
- MGE has replaced and upgraded all piping made of material considered leak-prone throughout its distribution system.
- MGE's leak inspection schedule already exceeds federal requirements.

MGE ENERGY

Constructive Regulatory Environment

Both S&P and Moody's view the Wisconsin regulatory environment as highly credit supportive with timely operating and capital cost recovery, and view MGE's relationship with the Public Service Commission as constructive.

Regulatory approvals of utility-scale renewable investments and community solar programs

- Utility-Scale: Saratoga Wind, Forward Wind, Two Creeks Solar, Badger Hollow I & II Solar, Red Barn Wind
  - Darien Solar Energy Center, Paris Solar-Battery Park (construction in progress)
  - Koshkonong Solar project received PSCW approval
  - High Noon Solar Park pending PSCW approval
- Community: Renewable Energy Rider and Shared Solar programs

Supportive regulatory framework including:

- Forward-looking test years
- Historical approval of various expense deferrals
- Fuel Rules (2% bandwidth) and Gas Cost Recovery Mechanism
- Current return on 50% of CWIP or 100% AFUDC on major construction projects
- Escrow treatment received for transmission, Elm Road Generating Station, pension & OPEB and bad debt expense
- Deferral treatment for impacts of tax credit transferability and PTC/ITC available under IRA

MGE ENERGY

PSCW Regulators

WISCONSIN COMMISSIONERS	PARTY	TERM BEGAN	TERM ENDS
Summer Strand (Chair)	D	Mar 2023	**Mar 2029**
Kristy Nieto*	D	Feb 2024	**Mar 2025**
Marcus Hawkins*	D	Apr 2024	**Mar 2027**

* Pending confirmation

COMMISSION:

- Gubernatorial appointment, Senate confirmation
- Chair: Gubernatorial appointment
- 6-year staggered terms

Governor Tony Evers (D)

MGE ENERGY

2024/2025 Rate Case Outcomes

TERMS ($000's where applicable)	APPROVED 2024 TY	APPROVED 2025 TY
Average Electric Rate Base	**$1,185,550**	**$1,241,502**
Average Gas Rate Base	**$335,533**	**$341,369**
Average Common Stock Equity	**$917,952**	**$945,483**
Regulatory Equity Layer	**56.13%**	**56.06%**
Authorized ROE	**9.70%**	**9.70%**
Increases in Base Rates	**1.54% Elec 2.44% Gas**	**4.17% Elec 1.32% Gas**

2024 / 2025 Increase in Base Rates:

- Increased rate base including investments in Paris, Darien, local solar projects, West Riverside, Koshkonong, and continued grid modernization
- Recovery of higher transmission, pension/OPEB, and uncollectible costs (including costs previously deferred from prior years)
- Cost increases were partially offset by a decrease in fuel costs and the benefit of lower tax expense
- Deferral of revenue requirement impacts of force majeure costs for certain large capital projects
- Deferral of revenue requirement impacts of differences between actual and projected in-service dates for certain large capital projects
- Authorized to maintain strong ~56.1% equity layer, ROE reduced 10 basis points (from 9.8%)
- Earnings sharing mechanism implemented for MGE's regulated utility operations
- Gas residential fixed charge reduced from ~$22/month (2023 level) to ~$20/month for 2024 and ~$18/month for 2025

Note: Under the earnings sharing mechanism, if MGE earns above its authorized ROE: (i) the utility will retain 100% of earnings for the first 15 basis points above the authorized ROE; (ii) 50% of the next 60 basis points will be required to be refunded to ratepayers; and (iii) 100% of any remaining excess earnings will be required to be refunded to ratepayers.

MGE ENERGY

Customer Affordability

Cumulative rate increases below the rate of inflation from 2015 through 2025



MGE Electric CAGR: 1.1%
MGE Gas CAGR: 1.4%
CPI CAGR: 3.0%
40%
30%
20%
10%
0%
-10%
-20%
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
34%
15%
11%
MGE Electric
MGE Gas
CPI

Inflation Reduction Act of 2022 (IRA)

The IRA supports MGE's carbon reduction strategy and increases flexibility toward meeting customer needs for affordable and reliable clean energy resources.

✓ **Positioned to deliver material benefits to customers**
- Long-term extension of tax credits aligns with customer demand for additional clean energy
- Reduces both upfront and lifetime cost of generation fleet transition
- Increases efficiency of tax credit monetization
- Supports credit metrics while improving customer affordability

✓ **Incentivizes development of clean energy resources**
- Tax credits reduce cost and increase flexibility for deployment of renewables and energy storage
- May enable a larger backlog of capital investment opportunities
- Encourages acceleration of electric vehicle (EV) adoption nationally

The IRA contains a provision that allows the transfer of certain tax credits to other corporate taxpayers in exchange for cash. MGE intends to transfer 2023 and 2024 tax credits. The PSCW approved the deferral by MGE of any differential between tax credit transfer proceeds and the tax value of credits reflected in rates to its next rate case filing.

Strong Credit Ratings

S&P (UTILITY RATINGS)	
Corporate credit	**AA-**
Business risk	**Excellent**
Commercial paper	**A-1+**
Outlook	**Stable**

- Effective management of regulatory risk
- Supportive regulatory environment
- Focus on regulated vertically integrated electric and natural gas distribution operations
- Conservative financial policies that ensure strong credit quality

Source: S&P, October 2023

MOODY'S (UTILITY RATINGS)	
Secured	**Aa2**
Unsecured	**A1**
Commercial paper	**P-1**
Outlook	**Stable**

- Credit supportive regulatory environment
- Healthy financial metrics (CFO pre-WC / Debt)
- Stable rating outlook assumes future prudently incurred investments will be recovered
- Funding will replicate authorized capital structure

Source: Moody's, November 2023

Note: A credit rating is not a recommendation to buy, sell or hold securities and may be lowered or withdrawn by the rating agency at any time.

Electric Vehicles and Deep Carbonization

MGE has been supporting the adoption of alternative fuel vehicles since the launch of its public charging network more than a decade ago and anticipates continued electrification of transportation could drive incremental sales growth over the long term.

Electrification of fleet vehicles

- MGE targeting 100% electric or plug-in hybrid light-duty vehicle fleet by 2030

Partnership with City of Madison

- Madison targets a 100% electric bus rapid transit (BRT) system
  - Deployment of first 27 electric buses by late 2024
  - MGE helped secure federal funding for initial bus charging infrastructure
  - MGE enabled charging for Madison Fire Department's first electric fire truck

Advancing Sustainable Transportation

- New MGE fast-charging hub in downtown Madison's Capitol East District
- PSCW approval of new/expanded EV Tariffs in October 2022
- Transition Home Electric Vehicle Charging Pilot (Charge@Home) to a standard tariff offering with proposed modifications based on initial pilot
- New EV charging pilots authorized include Apartment and Workplace EV Managed Charging, Fleet EV Charging and EV Managed Charging Rewards



Net·Zerø
CARBON ELECTRICITY BY 2050



ENGINE
COMPANY
8

Transportation accounts for almost 30% of U.S. greenhouse gas emissions. MGE is pursuing a multi-pronged strategy to electrify transportation to reduce carbon dioxide emissions and to enable future market growth.

MGE ENERGY

Our ESG Commitments

80% reduced carbon emissions by 2030
Net-Zero carbon electricity by 2050

Net-Zero methane emissions from our natural gas distribution system by 2035

2/3 coal-fired generation capacity eliminated by the end of 2026
Coal as a backup fuel by end of **2030**
Zero ownership of coal by end of 2032

› $1 billion in clean energy investment estimated through 2028*

100% all-electric or plug-in hybrid light-duty MGE fleet vehicles by 2030

**Since 2015*



ESG Highlights - Environment

Track Record of Increasing Pace of Decarbonization

- MGE's clean energy transition has reduced emissions while maintaining top-ranked electric reliability, strengthening key infrastructure, and providing affordable power to customers.

Foundational Objectives in MGE's Energy 2030 Framework

- Transition MGE to a more environmentally sustainable energy supply
- Provide customers with options they want today and in the future
- Help customers use energy efficiently and manage future costs
- Provide dynamic electric grid, enabling and integrating new energy technologies
- Deep engagement with community; ensure all customers benefit from new technologies

Strategies for Deep Decarbonization

- Increase use of renewable energy and eliminate coal as an energy source
- Further engage customers in energy efficiency
- Electrify transportation and other end uses


Greenhouse gas emissions
Scope 1
DIRECT
fossil-fueled electric generation facilities
natural gas distribution system
<1%
other sources
Scope 2
INDIRECT
facilities and operations
transmission line losses from purchased power
Scope 3
INDIRECT
purchased power for resale
upstream natural gas (emissions from our gas suppliers)
downstream natural gas (emissions from gas use by our customers)
<1%
other sources


Targeting carbon emissions
Announced Net-Zero Carbon Goal
2019
Achieved ~40% Reduction
2022
Targeting 80% Reduction
2030
Targeting Net-Zero Carbon
2050

Our Net-Zero goal includes our fossil-fueled electric generation facilities (Scope 1) and purchased power for resale (Scope 3). Baseline year is 2005.

MGE ENERGY

ESG Highlights - Social

Annual Giving

MGE is committed to helping improve the quality of life for all those we serve through:

- Corporate giving, partnerships and collaborations
- Charitable giving: In the last five years, the MGE Foundation has given more than $8.7M to more than 400 community organizations that help preserve the health and vitality of our community.
- Employee volunteerism and service

Safety

- Safety Steering Team – examines safety topics and prioritizes continuous improvement opportunities
- Corporate Safety Commitment – safety vision statement, "We Power Safety"
- Board oversight of safety program
- In 2021, MGE placed first in two main electric utility industry reliability metrics – fewest number of outages and shortest duration of outages per customer.

In 2022, MGE was awarded the inaugural Leading Indicator Safety Award by the American Gas Association (AGA), a national organization that represents more than 200 local energy companies.

We Power Safety. Work Safe. Home Safe.

MGE Foundation Giving

amount given in the last five years › $8.7M to › 400 organizations

amount given in 2023 › $1.6M to › 200 organizations

community service
Supporting the community's most vulnerable populations

culture and enrichment
Fostering our community's culture, arts and history

environment and health
Protecting our health and environment

equity and inclusion
Advancing diversity and inclusion

youth and education
Educating and nurturing our children

ESG Highlights - Governance

Our Board of Directors has a strong commitment to corporate responsibility and accountability. Community-focused and with a breadth and diversity of experience, board members bring strong effective oversight in their service to MGE and MGE Energy.

The company's commitment to diversity, equity and inclusion is an ongoing area of focus for directors as part of the corporate culture, the organization's service to its customers and communities, and as a priority for composition of the board itself.

With two director terms expiring in 2024, the board continues to plan for its future service, prioritizing core competencies among a diverse slate of directors as well as commitment to community engagement, in keeping with our mission to serve as your community energy company.

Our Lead Independent Director has extensive authority and responsibility in ensuring the board meets its responsibilities for effective oversight and sound governance.

The Lead Independent Director is empowered to call meetings of the board or executive sessions and chairs executive sessions and the Corporate Governance Committee.

The Lead Independent Director also provides input to the Chairman on the scope, quality, quantity and timeliness of the information provided to the board and serves as a nonexclusive conduit to the Chairman of views and concerns of our directors.

Amended and Restated Bylaws for MGE Energy

- In connection with a periodic review of the By-laws and the SEC's rules regarding universal proxy card the board recently refreshed and adopted amended and restated by-laws.

Diverse and Engaged Board



40%	Female
20%	Diverse
8	Independent
1	Executive
7	Years average tenure
6	New directors since 2018
10	Full board meetings per year

The information above includes MGE Energy's three new directors effective March 1, and excludes the two directors who have reached mandatory retirement age.

MGE ENERGY

ESG Disclosures

Additional ESG information at the following links:

Corporate Responsibility and Sustainability Report

- *CDP Climate Change Questionnaire*
- *EEI Qualitative Template*
- *EEI Quantitative Template*
- *EEO-1 Data Report*

Statement on Human Rights

Occupational Health and Safety Policy

Report on Giving

Lobbying Disclosures

MGE

MGE Energy






ev
electric vehicles.
there's a lot to love.
mge.com/LovEV

Appendix

Corporate Structure

Over 98% of MGE Energy assets are dedicated to regulated and quasi-regulated utility operations.


MGE ENERGY
Madison Gas and Electric Company
MGE Transco Investment LLC
MGE Transco, LLC
MGE Power LLC
MAGAEL, LLC
Central Wisconsin Development Corporation
MGE State Energy Services, LLC (3)
MGE Services, LLC (3)
MGE Power West Campus, LLC
MGE Power Elm Road, LLC
North Mendota Energy & Technology Park, LLC
State Energy Services, LLC (3)
Holds a 3.6% interest in American Transmission Company LLC (1)
Holds a 4.4% interest in ATC Holdco LLC (2)
Regulated Utility
Investment Regulated by FERC
Non-Regulated Energy: Fixed Return Assets
Other Non-Regulated

Service Territory Highlights

MGE's service territory is a growing and diverse community of urban, suburban and rural communities. The Madison area and Dane County lead the state of Wisconsin in population growth.

- Seat of state government
- Home to the flagship University of Wisconsin – Madison
- Robust biotech industry and entrepreneurial community
- 2.5% unemployment below US average
- Madison ranks 11th best place to live - US News and World Report (2023)
- Best places to retire in the US – Forbes (2022)
- Third fastest-growing startup city in the US – York IE (2022)

All contribute to the economic resiliency of MGE's service territory



MGE Customer Growth
Customer Count
180,000
170,000
160,000
150,000
140,000
2019
2020
2021
2022
2023
1.8% CAGR
1.3% CAGR
Gas Customers
Electric Customers



First Quarter Diluted EPS by Segment

Three Months Ended March 31


2024
Diluted EPS
$0.44
$0.29
$0.16
$0.05
($0.01)
$0.93
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy


2023
Diluted EPS
$0.37
$0.30
$0.15
$0.05
($0.01)
$0.86
Electric Utility
Gas Utility
NonReg Energy
Transmission
Other
MGE Energy

Strong Record of Regulated Asset Growth


$2,500
$2,000
$1,500
$1,000
$500
$-
Net PP&E + CWIP ($millions)
10-Year Compound Annual Growth Rate (CAGR): 6.2%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
1Q 2024

Electric Utility Mix

Twelve Months Ended December 31, 2023



Electric Revenues
53%
36%
8%
3%
Electric Volumes
56%
28%
11%
5%
Electric Customers
87%
13%
Residential
Commercial
Industrial
Other

Note: Categories may not sum due to rounding

Gas Utility Mix

Twelve Months Ended December 31, 2023


Gas Revenues
38%
58%
4%
Gas Volumes
37%
36%
27%
Gas Customers
90%
10%
Residential
Commercial/Industrial
Other

Note: Categories may not sum due to rounding

For more information, visit **mgeenergy.com**

Ken Frassetto
Director Shareholder Services
and Treasury Management

kfrassetto@mge.com
608-252-4723

P.O. Box 1231
Madison WI 53701-1231



